UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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MORGAN’S FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN’S FOODS, INC.
4829 Galaxy Parkway, Suite S
Cleveland, Ohio 44128

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 24, 2011

TO THE SHAREHOLDERS:
     You are hereby notified that the Annual Meeting of Shareholders of Morgan’s Foods, Inc., an Ohio corporation (the “Company”), will be held at the Marriott Cleveland East, 26300 Harvard Road, Warrensville Heights, Ohio 44122, on Friday, June 24, 2011, at 10:00 a.m., Eastern Time, for the following purposes:
1.	To elect the Board of Directors of the Company.

2.	To ratify the appointment of Grant Thornton LLP

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only shareholders of record at the close of business on May 11, 2011 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

KENNETH L. HIGNETT
Secretary
June 3, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 24, 2011:
This proxy statement and the Company’s 2011 annual report to shareholders are also available at https://materials.proxyvote.com/616900.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT THEIR SHARES ARE REPRESENTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.

MORGAN’S FOODS, INC.
4829 Galaxy Parkway, Suite S
Cleveland, Ohio 44128

PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Morgan’s Foods, Inc., an Ohio corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at the Marriott Cleveland East, 26300 Harvard Road, Warrensville Heights, Ohio 44122, on Friday, June 24, 2011 at 10:00 a.m., Eastern Time, and at any adjournment thereof.
     This proxy statement and accompanying notice and form of proxy are being mailed to shareholders on or about June 3, 2011. A copy of the Company’s Annual Report to Shareholders, including financial statements, for the fiscal year ended February 27, 2011 (the “2011 fiscal year”) is enclosed with this proxy statement.
     The presence of any shareholder at the Meeting will not operate to revoke his proxy. Any proxy may be revoked, at any time before it is exercised, in open meeting, or by giving notice to the Company in writing, or by filing a duly executed proxy bearing a later date.
     If the enclosed proxy is executed and returned to the Company, the persons named therein will vote the shares represented by it at the Meeting. The proxy permits specification of a vote for the election of directors, or the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees and a vote for, against or abstain on the proposal to ratify the Company’s selection of Grant Thornton LLP (“Grant Thornton”).
     Where a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted to elect as directors the nominees set forth herein under “Election of Directors” and for the ratification of Grant Thornton.
     Under Ohio law and the Company’s Articles of Incorporation, broker non-votes and abstaining votes will not be counted in favor of or against election of any nominee.
     The close of business on May 11, 2011, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of May 11, 2011, the Company’s outstanding voting securities consisted of 2,934,995 Common Shares, without par value, each of which is entitled to one vote on all matters to be presented to the shareholders at the Meeting.
PROPOSAL ONE: ELECTION OF DIRECTORS
     At the Meeting, shares represented by proxies will be voted, unless otherwise specified in such proxies, for the election of the seven nominees to the Board of Directors named in this proxy statement and the enclosed proxy. These nominees were selected by the Board of Directors and will, if elected, serve as directors of the Company until the next annual meeting of the shareholders and until their successors are elected and qualified or until their earlier removal or resignation. All of the nominees are currently members of the Board of Directors and all nominees have consented to be nominated and to serve if elected. If, for any reason, any one or more nominees becomes unavailable for election, it is expected that proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors.

     If notice in writing is given by any shareholder to the President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Meeting, that such shareholder desires that the voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Meeting by the President or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election and to give one candidate an amount of votes equal to the number of directors to be elected multiplied by the number of his shares, or to distribute his votes on the same principle among two or more candidates, as he sees fit. If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented by proxies given to them in such fashion as to elect as many of the nominees as possible.
     The Board of Directors recommends that you vote FOR the following nominees:

		Principal Occupation	Director of the
Name	Age	for the Past Five Years	Company Since
Marilyn A Eisele	53	Vice President — Finance, Chief Financial Officer, The PDI Group (munitions trailer & ground support systems manufacturer) (April 2011 to present); Chief Financial Officer, Five Star Technologies, Inc. (advanced materials supplier)(August 2002 - April 2011)	2011

Bahman Guyuron, M.D., F.A.C.S.	65	Kiehn-DesPrez Professor and Chief Division of Plastic Surgery, University Hospitals Case Medical Center and Case Western Reserve University	2003

Kenneth L. Hignett	64	Senior Vice President, Chief Financial Officer and Secretary of the Company (March 1992 to present); Vice President, Secretary and Treasurer of the Company (January 1991 to March 1992); Vice President and Treasurer of the Company (June 1989 to January 1991)	1993

Steven S. Kaufman	61	Managing Member, Kaufman & Company, LLC (law firm) (January 2011 to present); Partner, Thompson Hine, LLP (law firm) (June 2002 to January 2011)	1989

Bernard Lerner	84	Chief Executive Officer, Automated Packaging Systems, Inc. (manufacturer of packaging materials and machinery)	1989

James J. Liguori	62	President and Chief Operating Officer of the Company (July 1988 to present); Executive Vice President of the Company (August 1987 to July 1988); Vice President of the Company (June 1979 to August 1987)	1984

Leonard R. Stein-Sapir	72	Chairman of the Board and Chief Executive Officer of the Company (April 1989 to present)	1981

Director Qualifications
In addition to the professional and occupational experience described above for each nominee, the Board has concluded that the skills, qualifications, experiences and attributes described below make the nominees persons who should serve as directors:
Marilyn A. Eisele — Ms. Eisele has served as chief financial officer of several businesses, primarily in manufacturing, material supply and technology industries. She also has a background in public accounting with a national accounting firm and maintains an active CPA license in Ohio. Her education and experience give her strong expertise in the areas of operations and finance, including the raising of capital.
Bahman Guyuron — Dr. Guyuron has perfected several surgical and non-surgical medical procedures and has formed businesses utilizing those procedures. He possesses expertise in business formation, organization and leadership.
Steven S. Kaufman — Mr. Kaufman has been a practicing attorney for many years, both as the head of a regional practice and a partner in a national law firm and member of its executive committee. He has strong expertise in the areas of risk management, conflict resolution and finance as well as business law and litigation.
Bernard Lerner — Mr. Lerner is the long-standing chief executive and founder of a multi-national producer of packaging materials and machinery. He brings to the Board of Directors expertise in all areas of business operations including human resources, administration and finance.
Leonard R. Stein-Sapir — Mr. Stein-Sapir has been Chairman and CEO of the Company since 1989 and has been and continues to be involved in other businesses. He is also an attorney and brings a broad expertise in all aspects of business to the Board of Directors.
James J. Liguori — Mr. Liguori has been an officer and director of the Company since 1984 and has been responsible for all aspects of restaurant operations. He has expertise in restaurant operations, marketing and the operations of the franchisors.
Kenneth L. Hignett — Mr. Hignett has been an officer of the Company since 1989, a director since 1993, is a CPA, CITP and has experience in the retail and real estate service businesses. He has extensive expertise in finance and technology.
Board Leadership
     The Company’s leadership begins with the Board, where the Company has one individual, Leonard R. Stein-Sapir, who serves as both chief executive officer and chairman of the board. Mr. Stein-Sapir’s dual responsibility is appropriate given the Company’s size and history. Since its beginning, Morgan’s Foods, Inc. has had one person serve as both chief executive officer and chairman of the board. Mr. Stein-Sapir, as both chairman and chief executive officer, has thorough, detailed knowledge of the strategic challenges and opportunities facing the Company. Mr. Stein-Sapir is supported by independent directors who play pivotal roles. The Board does not have a lead independent director.
Board’s Role in Risk Oversight
     It is management’s responsibility to manage risk and bring to the Board of Directors’ attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Board’s Audit Committee regularly reviews enterprise-wide risk management, which includes treasury risks, financial and accounting risks, legal and compliance risks and other risk management functions. The Compensation and Human Resources Committee considers risks related to the attraction and retention of talent and related to the design of compensation programs tailored to the specific needs of the Company. The full Board considers strategic risks and opportunities and receives reports from management on risk.
Board of Directors Structure
     The Board of Directors has determined that each of the following directors is an “independent director” as defined by the listing standards of The Nasdaq Stock Market: Marilyn A. Eisele, Bahman Guyuron, Steven S. Kaufman and Bernard Lerner.
     The Board of Directors has an Executive Committee, an Audit Committee, and a Compensation and Human Resources Committee. The Company does not have a nominating committee or a nominating charter. The Board of Directors as a whole functions as the nominating committee due to the relatively small size of the Board and the smaller market capitalization of the Company.
     The Executive Committee consists of Leonard R. Stein-Sapir (Chairman), Bernard Lerner and James J. Liguori. This committee has the authority, between meetings of the Board of Directors, to exercise substantially all of the powers of the Board in the management of the business of the Company.
     The Audit Committee consists of Marilyn A. Eisele (Chairperson), Steven S. Kaufman and Bernard Lerner. This committee, as set forth in more detail in the Audit Committee Report below, approves the Company’s retention of independent auditors and pre-approves any audit or non-audit services performed by them. It reviews with such accountants the arrangements for, and the scope of, the audit to be conducted by them. It also reviews with the independent accountants and with management the results of audits and various other financial and accounting matters affecting the Company. The Board has determined that Marilyn A. Eisele qualifies as an “audit committee financial expert”, as defined in the rules of the Securities and Exchange Commission.
     The members of the Compensation and Human Resources Committee are Bernard Lerner (Chairman), Marilyn A. Eisele and Steven S. Kaufman. This committee administers the Company’s compensation, benefits and stock option plans. At its meeting on June 22, 2007, the Board of Directors of the Company adopted a charter establishing the duties and responsibilities of the Compensation and Human Resources Committee of the Board of Directors.
     While neither the charter of the Audit Committee or the Compensation and Human Resources Committee are available on the Company’s website, a copy of the charters of the Audit Committee and of the Compensation and Human Resources Committee are attached to this proxy statement as Exhibit A and Exhibit B, respectively.
     The Board of Directors met four times, the Audit Committee met four times, the Compensation and Human Resources Committee and the Executive Committee did not meet, during the 2011 fiscal year. Each director currently serving on the Board attended 75% or more of the meetings held during such year by the Board and the committee(s) on which they served. The Company encourages the attendance of all directors at the annual shareholders meetings. Five of the Company’s directors attended the annual shareholders meeting last year.
     Nominations for Director are made by the Board of Directors as a whole. The Board determines the desired skills and characteristics for directors as well as the composition of the Board of Directors as a whole. This assessment considers the directors’ qualifications and independence, as well as diversity, age, skill and experience in the context of the needs of the Board of Directors. At a minimum, directors should share the values of the Company and should possess the following characteristics: high personal and professional integrity; the ability to exercise sound business judgment; an inquiring mind; and the time available to devote to Board of Directors’ activities and the willingness to do so. The Board does not have a formal policy specifically focusing on the consideration of diversity; however, diversity is one of the many factors that the Board considers when identifying candidates. In addition to the foregoing considerations, generally with respect to nominees recommended by shareholders, the Board will evaluate such recommended nominees considering the additional information regarding them provided to the Board. When seeking candidates for the Board of Directors, the Board may solicit suggestions from incumbent directors, management and third-party search firms. Ultimately, the Board will recommend prospective nominees who the Board believes will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of the Company’s shareholders. The Board will review any candidate recommended by shareholders of the Company in light of its criteria for selection of new directors. In the search which resulted in the appointment of Marilyn A. Eisele to the Board on March 1, 2011, several candidates, recommended by both independent and management directors, were evaluated by the Board. Ms. Eisele was originally the recommendation of an independent outside director. If a shareholder wishes to recommend a candidate, he or she should send his or her recommendation, with a description of the candidate’s qualifications, to the Secretary of the Company, Kenneth L. Hignett, 4829 Galaxy Parkway, Suite S, Cleveland, Ohio 44128.
PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP
The Board of Directors recommends that you vote FOR Proposal Two.
     The Audit Committee of the Board currently anticipates appointing Grant Thornton as our independent registered public accounting firm for the fiscal year ending February 26, 2012. For fiscal year 2011, Grant Thornton was engaged by us to audit our annual financial statements. Representatives of Grant Thornton are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
     The Board seeks an indication from shareholders of their approval or disapproval of the Audit Committee’s anticipated appointment of Grant Thornton as the Company’s independent registered public accounting firm for the 2012 fiscal year. The submission of this matter for approval by shareholders is not legally required, however, the Board believes that the submission is an opportunity for the shareholders to provide feedback to the Board on an important issue of corporate governance. If the shareholders do not approve the appointment of Grant Thornton, the appointment of the Company’s independent registered public accounting firm will be re-evaluated by the Audit Committee but will not require the Audit Committee to appoint a different accounting firm. If the shareholders do approve the appointment of Grant Thornton, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders. Approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of a majority of the common shares present in person or by proxy and entitled to be voted on the proposal at the Meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not be considered common shares present and entitled to vote on the proposal and will not have a positive or negative effect on the outcome of this proposal, however, there should be no broker non-votes on this proposal because brokers should have the discretion to vote uninstructed common shares on this proposal.
AUDIT COMMITTEE REPORT
     The Audit Committee is composed of three directors, all of whom are independent under the Sarbanes-Oxley Act. The Committee operates under a written charter adopted on June 23, 2000, reviewed annually and ratified most recently on June 22, 2007. The Committee’s responsibilities include oversight of the Company’s independent auditors as well as oversight of management’s conduct in the Company’s financial reporting process. The Committee also approves the Company’s retention of independent auditors and pre-approves any audit or non-audit services performed by them. Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. For fiscal 2011, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T. The Company’s independent auditors also provided to the Committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the Committee concerning independence. The Committee discussed with the independent auditors their firm’s independence.
     Based on the Committee’s discussion with management and the independent auditors and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 27, 2011 for filing with the Securities and Exchange Commission.
The Audit Committee
Marilyn A. Eisele, Chairperson
Steven S. Kaufman
Bernard Lerner

INDEPENDENT AUDITOR FEES
     The aggregate audit fees billed or to be billed to the Company by the Company’s independent auditors, Grant Thornton LLP, are $158,953 for the fiscal year ended February 27, 2011 and $162,756 for the fiscal year ended February 28, 2010. There were no tax, audit-related or other fees paid to our independent auditors for the years ended February 27, 2011 and February 28, 2010.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     Security Ownership of Certain Beneficial Owners. The following table sets forth certain information with respect to all persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Shares as of May 11, 2011.

Name and Address		Percent of
of Beneficial Owner	Number of Shares	Class
Leonard R. Stein-Sapir (1) 4829 Galaxy Parkway, Suite S Cleveland, Ohio 44128	826,517	26.8%

FCMI Financial Corp., et al (2) BCE Place 181 Bay Street, Suite 250 Toronto, Canada A6	576,482	19.6%

Hoak Public Equities LP (3) 500 Crescent Court, Suite 220 Dallas Texas 75201	152,800	5.2%

(1)	Includes 21,334 shares subject to exercisable options, 1,666 shares owned by Mr. Stein-Sapir’s wife and 60,000 shares held in trusts for which Mr. Stein-Sapir is advisor. Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his wife or by the trusts.

(2)	Based on Form 5 filing dated March 11, 2009.

(3)	Based on Schedule 13G/A filing dated February 11, 2011.

     Security Ownership of Management. The following table sets forth information as of May 11, 2011, with respect to Common Shares beneficially owned by all directors and nominees for election as directors of the Company, each of the Company’s named executive officers and by the executive officers and directors of the Company as a group. Each person owns beneficially and of record the shares indicated and has sole voting and investment power with respect thereto, except as otherwise set forth in the footnotes to the table.

		Percent of
Name	Number of Shares	Class
Bahman Guyuron	27,667	*
James J. Liguori (1)	52,873	1.7%
Steven S. Kaufman	4,686	*
Leonard R. Stein-Sapir (2)	826,517	26.8%
Bernard Lerner	103,066	3.3%
Marilyn A. Eisele	—	*
Kenneth L. Hignett (3)	62,855	2.0%
Ramesh J. Gursahaney (3)	21,583	*

All executive officers and directors as a group (10 persons) (4)	1,143,350	37.1%

*	Less than one percent of the outstanding Common Shares of the Company.

(1)	Includes 83 shares owned by his wife and 21,334 shares subject to exercisable options. Mr. Liguori disclaims any beneficial interest in the shares owned by his wife.

(2)	Includes 21,334 shares subject to exercisable options, 1,666 shares owned by Mr. Stein-Sapir’s wife and 60,000 shares held in trusts for which Mr. Stein-Sapir is advisor. Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his wife or by the trusts.

(3)	Includes 21,333 shares subject to exercisable options.

(4)	Includes 128,000 shares subject to exercisable options.

EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth for each of the Company’s last two fiscal years the compensation for the Company’s Principal Executive Officer and each of the Company’s other three most highly compensated officers:

			All Other
Name and Principal Position	Year	Salary	Compensation (1)	Total Compensation
Leonard R. Stein-Sapir	2011	$125,000	$25,522	$150,522
Chairman and Chief Executive Officer	2010	125,000	27,505	152,505

James J. Liguori	2011	213,077	23,261	236,338
President and Chief Operating Officer	2010	175,000	27,423	202,423

Kenneth L. Hignett	2011	100,000	29,924	129,924
Senior Vice President, Chief Financial Officer & Secretary	2010	100,000	30,906	130,906

Ramesh J. Gursahaney	2011	150,000	2,396	152,396
Vice President, Operations Services	2010	150,000	2,176	152,176

Barton J. Craig	2011	$100,000	$8,101	$108,101
Counsel	2010	100,000	9,636	109,636

(1)	Represents the value of insurance premiums paid by the Company with respect to term life insurance for the benefit of the named executives, the matching contribution made by the Company to the 401(k) Plan and automobile allowances.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
     The following table sets forth certain information about the number of unexercised nonqualified stock options held as of February 27, 2011 by each executive named in the Summary Compensation Table. There were no stock options exercised during fiscal 2011.
Unexercised Options as of February 27, 2011

			Exercise
Name	Exercisable	Unexercisable	Price	Expiration Date

Leonard R. Stein-Sapir	21,334	—	$1.50	November 5, 2018
James J. Liguori	21,334	—	$1.50	November 5, 2018
Kenneth L. Hignett	21,333	—	$1.50	November 5, 2018
Ramesh J. Gursahaney	21,333	—	$1.50	November 5, 2018
Barton J. Craig	21,333	—	$1.50	November 5, 2018

Retirement and Savings Plan — 401(k)
     Since October 1, 1993, the Company has maintained a Retirement and Savings Plan under IRS Code Section 401(k) (“the 401(k) Plan”). The 401(k) Plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust. All employees who are at least 21 years of age are eligible to participate in the 401(k) Plan. The participants may choose from nineteen investment options for the investment of their deferred compensation. In addition, the Company matches 30% of each participant’s salary deferral, for the first 6% of their salary, with a cash contribution. For the fiscal year ended February 27, 2011, the Company contributed $71,000 to the 401(k) Plan and paid no administrative fees.
Director Compensation
     Messrs. Kaufman, Lerner and Dr. Guyuron each received $12,000 for serving on the Board of Directors during the fiscal year ended February 27, 2011. Directors who are also officers of the Company do not receive additional compensation as directors. Additional compensation of $2,000 per meeting was paid to directors serving on the Audit Committee. No additional compensation is paid to directors for serving on other Committees of the Board. The following table lists the compensation paid to directors in the fiscal year ended February 27, 2011:

Name	Fees Earned	Total Compensation

Lawrence S. Dolin (1)	$15,000	$15,000
Bernard Lerner	$20,000	$20,000
Steven S. Kaufman	$18,000	$18,000
Bahman Guyuron	$12,000	$12,000

(1)	Mr. Dolin was a Director until he passed away on November 30, 2010
SHAREHOLDER PROPOSALS
     Any shareholder who intends to present a proposal for inclusion in the proxy statement and form of proxy relating to the 2012 Annual Meeting of Shareholders is advised that the proposal must be received by the Company at its principal executive offices not later than February 3, 2012. The Company is not required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.
     If a shareholder intends to raise, at the Company’s annual meeting in 2012, a proposal that he does not seek to have included in the Company’s proxy statement, that shareholder must notify the Company of the proposal on or before April 19, 2012. If the shareholder fails to notify the Company, the Company’s proxies will be permitted to use their discretionary voting authority with respect to such proposal when and if it is raised at such annual meeting, whether or not there is any discussion of such proposal in the proxy statement for that meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and owners of more than ten percent of the Company’s Common Shares (“10% stockholders”), to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Shares of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).
     To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, and with respect to the officers and directors, representations that no other reports were required, during the fiscal year ended February 27, 2011, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.
EXPENSES OF SOLICITATION
     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by regular employees of the Company, either personally or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.
SHAREHOLDER COMMUNICATIONS WITH THE BOARD
     Shareholders may communicate with Board Members by addressing a letter to the Secretary of the Company at 4829 Galaxy Parkway, Suite S, Cleveland, Ohio 44128.
OTHER MATTERS
     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than that shown in this document. Should any other matters be properly presented for action at the Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

KENNETH L. HIGNETT
Secretary
Cleveland, Ohio
June 3, 2011

Exhibit A
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

•	The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholders’ approval.

•	The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

•	The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

•	The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

Exhibit B
CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
Purpose of Committee

The role of the Compensation Committee (the “Committee”) is to establish and oversee the compensation policies of Morgan’s Foods, Inc. (the “Company”) on behalf of the Board of Directors (the “Board”). The Committee will discharge the duties of the Board, to the extent delegated to the Committee, and approve or make recommendations to the Board, with respect to compensation of the Company’s senior officers. The Committee will produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and any exchange or over-the-counter market on which the Company’s stock is then listed.

The Committee shall ensure that a proper system of long-term and short-term compensation is in place for management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company.

Committee Membership

The Committee shall be compromised of at least three members of the Board each of whom has been affirmatively determined in the judgment of the Board to qualify as an “independent director” under the applicable rules of the SEC and any exchange or over-the-counter market on which the Company’s stock is then listed. Each Committee member must also be a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Board shall designate the Chairperson of the Committee, provided that if the Board does not so designate a Chairperson, the members of the Committee, by majority vote, may designate a Chairperson.

Any vacancy of the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board.

Meetings

The Committee will meet at least once each year, with authority to convene additional meetings as circumstances require. All Committee members are expected to attend each meeting, either in person or by teleconference. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Committee members will be furnished with copies of the minutes of each meeting. The Committee, at its discretion, may ask members of management, the Company’s counsel, or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary; provided however, that the President and Chief Executive Officer (the “CEO”) or any other officer may not be present during the Committee’s deliberation or voting processes with respect to setting and approving any aspect of the compensation for that person.

Committee Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide, with the understanding that the Committee may carry out additional functions and adopt additional policies and practices as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions.

a)	Review and approve all aspects of the compensation of the Company’s officers (other than the CEO), including their participation in incentive-compensation plans, performance-based compensation, and equity-based compensation plans;

b)	Review and approve corporate goals and objectives relevant to the compensation of the CEO, and, after an evaluation of the CEO’s performance in light of those goals and objectives, set the compensation of the CEO (in determining any long-term incentive component of the CEO’s compensation, the Committee should consider, among other factors, the Company’s performance and relative shareholder return, the value of similar incentive awards for chief executive officers at comparable companies and the awards given to the CEO in past years);

c)	Review and make periodic recommendations to the Board with respect to the Company’s policies and practices regarding general compensation, benefits, and perquisites, including, without limitation, the Company’s incentive-compensation plans and equity-based compensation plans (in circumstances in which equity-based compensation plans are not subject to shareholder approval, such plans shall be subject to Committee approval);

d)	Monitor compliance with the Company’s policies and practices with regard to general compensation, benefits, and perquisites;

e)	Prepare the Compensation Committee Report and authorize its inclusion in the Company’s annual proxy statement in accordance with the rules and regulations of the SEC;

f)	Monitor disclosure with regard to compensation matters in the Company’s proxy statement; and

g)	Report to the Board at least once a year.

Delegation

The Committee may delegate its duties and responsibilities to a subcommittee consisting of one or more members of the Committee, or to senior officers of the Company. Any delegation may be made only to the extent permitted by SEC rules, exchange rules, over-the-counter market rules, and applicable law. The Committee may not, however, delegate any of its duties and responsibilities with regard to (i) compensation arrangements, including salary and short-term and long-term incentive awards, with respect to the CEO and any other officer identified as an executive officer by the Board, or (ii) the Company’s annual proxy statement.

Surveys and Studies

The Committee may conduct or authorize surveys or studies of matters within the Committee’s scope of responsibilities as described above, including, but not limited to, surveys or studies of compensation practices in relevant industries, to maintain the Company’s competitiveness and ability to recruit and retain highly qualified personnel, and may retain and terminate, at the expense of the Company, independent counsel or other consultants necessary to assist in any such survey or study. If any compensation consultant or firm is to assist in the evaluation of the compensation of the CEO or any other officer identified as an executive officer by the Board, the Committee shall have the sole authority to retain and terminate the compensation consultant or firm and approve such firm or person’s fees and other retention terms.

P R O X Y	P R O X Y

MORGAN’S FOODS, INC.

     The undersigned hereby appoints Leonard R. Stein-Sapir, James J. Liguori, and Kenneth L. Hignett, and each of them, attorneys and proxies of the undersigned with full power of substitution to attend the Annual Meeting of Shareholders of Morgan’s Foods, Inc. (the “Company”) at Marriott Cleveland East, 26300 Harvard Road, Warrensville Heights, Ohio, on Friday, June 24, 2011 at 10:00 a.m., Eastern Time, or any adjournment thereof, and to vote the number of shares of the Company which the undersigned would be entitled to vote and with all the power the undersigned would possess, if personally present, as follows:

     1. ☐FOR, or ☐WITHHOLD AUTHORITY to vote for the following nominees for election as directors: Leonard R. Stein-Sapir, Marilyn A. Eisele, James J. Liguori, Steven S. Kaufman, Bernard Lerner, Kenneth L. Hignett and Bahman Guyuron, M.D.

(INSTRUCTION:	To withhold authority to vote for any individual nominee, write that nominee’s name on the line provided below.)

     2. ☐FOR, ☐AGAINST, or ☐ABSTAIN the ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending February 26, 2012.

     3. On such other business as may properly come before the meeting or any adjournment thereof.

(continued, and to be signed, on the other side)

(Continued from other side)

     The proxies will vote as specified above or if a choice is not specified they will vote FOR the nominees listed in Proposal 1 and FOR Proposal 2.

Receipt of Notice of Annual Meeting of Shareholders and Proxy Statement dated June 3, 2011, is hereby acknowledged.

Dated   , 2011

Signature(s)

(Please sign exactly as your name or names appear(s) hereon, indicating, where proper, official position or representative capacity.)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

Proxy Card